                                                                    EXHIBIT 10.1


                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of July 24, 1998, by and between AHL SERVICES, INC., a Georgia corporation (the "Company"), and Gage Marketing Group, LLC, a Minnesota limited liability company (the "Holder").

                                    RECITALS:

         WHEREAS, pursuant to a Purchase Agreement (the "Purchase Agreement") dated June 17, 1998, by and among Gage Marketing Group, LLC ("Gage"), Adistra, LLC ("Adistra"), Edwin C. Gage and Barbara C. Gage and the Company, the Company agreed to purchase the membership units of Adistra, following the transfer to Adistra of certain assets of Gage and all of the equity interests in Gage, Inc. and Gage Marketing Group De Mexico, S.A. De C.V.; and

         WHEREAS, the execution and delivery of this Agreement by the Holder and the Company is a condition for the consummation of the Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         SECTION 1. Definitions.

                  (a) Defined Terms. For purposes of this Agreement, the following terms have the meanings set forth below:

         "Agreement" means this Registration Rights Agreement as in effect on the date hereof and as hereafter amended, supplemented, restated or otherwise modified.

         "Business Day" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York.

         "Common Stock" means shares of common stock of the Company, $.01 par value per share.

         "Company" is defined in the Preamble.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holders" means the Holders as defined in the Preamble and any permitted transferee of such Holder that holds Registrable Shares.

         "Indemnified Person" is defined in Section 7(a).

         "Indemnifying Person" is defined in Section 7(c).

         "Minimum Number of Shares" means 30% of the Registrable Shares distributed to the Holders pursuant to the Purchase Agreement.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person" means any individual, partnership, corporation, limited liability company, joint venture, trust, cooperative or association.

         "Piggyback Registration" is defined in Section 4(a).

         "Piggyback Registration Request" is defined in Section 4(a).

         "Purchase Agreement" is defined in the Recitals.

         "Registrable Shares" means the Common Stock issued to the Holders pursuant to the Purchase Agreement; provided, however, that any Registrable Shares shall cease to be Registrable Shares when (a) a registration statement under the Securities Act covering such Registrable Shares has been declared effective and such Registrable Shares have been disposed of pursuant to such effective registration statement, or (b) such Registrable Shares are sold by a Holder to a third party in a transaction in which the rights under the provisions of this Agreement are not assigned.

         "Registration Expenses" is defined in Section 6.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Selling Expenses" is defined in Section 6.

         "Shelf Prospectus" means the prospectus included in a Shelf Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Registrable Shares covered by the Shelf Registration Statement, and in each case including all material incorporated by reference therein.

         "Shelf Registration" shall mean a registration effected by means of a Shelf Registration Statement.

         "Shelf Registration Statement" shall mean a registration statement of the Company (and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act) that covers all of the Registrable Shares to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments (including post-effective amendments) to such registration statement, and all exhibits thereto and materials incorporated by reference therein.

         "Termination Date" is defined in Section 2(a).

                  (b) Terms Defined in Purchase Agreement. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement.

                  (c) Cross-References. Unless otherwise specified, references in this Agreement to any Section, Recital or Preamble are references to such Section, Recital or Preamble of this Agreement, and unless otherwise specified, references in any Section or definition to any clause or subsection are references to such clause or subsection of such Section or definition.

         SECTION 2. Registration Under the Securities Act for the Benefit of the Holders.

                  (a) Filing of Registration Statement. If on or before December 31, 1998, the Holders have not sold at least 53% of the Registrable Shares either in a registered offering or an offering exempt from registration (other than due to an election by the Holders not to sell shares pursuant to a registered offering), the Company will file a Shelf Registration Statement no later than January 31, 1999 with respect to the Registrable Shares then owned by the Holders. The Company shall only be obligated to file one Shelf Registration Statement pursuant to this Agreement. The Company agrees to use its reasonable efforts to keep the Shelf Registration Statement continuously effective for a period of not less than 180 days (the "Termination Date"), subject to the suspension of use of the Shelf Registration Statement for such periods as may be required in connection with the Company's issuance of securities for its own account or other material developments affecting the Company (in which case the Company shall cause the Shelf Registration Statement to remain effective for an additional period of time equal to such suspension).

                  (b) Inclusion in Registration Statement. Any Holder who does not provide in writing the information requested by the Company and required by the rules and regulations of the SEC to be included in a Shelf Registration Statement as promptly as practicable after such information is requested by the Company, but in no event later than 10 Business Days thereafter, shall not be entitled to have its Registrable Shares included in such Shelf Registration Statement.

                  (c) Plan of Distribution. Upon the effectiveness of the Shelf Registration Statement, Registrable Shares may be sold from time to time to purchasers directly by any Holder, or any such Holder may from time to time offer the Registrable Shares through underwriters, dealers or agents, who may receive compensation in the form of discounts or commissions from such Holder and/or the purchasers of Registrable Shares; provided, however, that Holders shall only be entitled to sell in the aggregate up to a number of Registrable Shares equal to 53% of the Registrable Shares distributed to the Holders pursuant to the Purchase Agreement through the first anniversary of this Agreement and shall be entitled to sell the remainder of the Registrable Shares registered under the Shelf Registration Statement from the day following the first anniversary of this Agreement through the Termination Date.

                  (d) Company Delay Rights. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in Section 3(a), Section 3(b), or Section 3(i) with respect to each Holder who holds Registrable Shares to the extent that the Company is in possession of material non-public information that it has a bona fide business purpose for preserving as confidential and that is not then otherwise required to be disclosed and it delivers written notice to each Holder that it intends to defer the actions so required, and that such Holder may not make offers or sales under a Shelf Registration Statement, for a period not to exceed 30 days from the date of such notice; provided, however, that the Company may deliver only three such notices within any twelve-month period.

         SECTION 3. Registration Procedures.

         In connection with the obligations of the Company with respect to a Shelf Registration Statement contemplated by Section 2 hereof, the Company shall as expeditiously as possible:

                  (a) subject to Section 2 hereof, prepare and file with the SEC a Shelf Registration Statement for the sale of the Registrable Shares, which Shelf Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Shelf Registration Statement to become and remain effective for the periods contemplated in this Agreement;

                  (b) subject to Section 2(d) and Section 3(i) hereof, (i) prepare and file with the SEC such amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the applicable period; (ii) cause the Shelf Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to such Shelf Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the requested methods of distribution;

                  (c) furnish to each Holder, without charge, as many copies of the Shelf Prospectus forming a part of such Shelf Registration Statement and any amendment or supplement thereto in order to facilitate the public sale or other disposition of the Registrable Shares; subject to Section 2(d) hereof, the Company consents to the use of the Shelf Prospectus and any amendment or supplement thereto by each such Holder of Registrable Shares in connection with the offering and sale of the Registrable Shares covered by the Shelf Prospectus or amendment or supplement thereto;

                  (d) use its reasonable efforts to register or qualify the Registrable Shares by the time a Shelf Registration Statement is declared effective by the SEC under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as any Holder who holds Registrable Shares covered by such Shelf Registration Statement shall reasonably request in writing, and keep each such registration or qualification effective during the period such Shelf Registration Statement is required to be kept effective; provided, however, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction;

                  (e) notify each Holder promptly (i) when the Shelf Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Shelf Prospectus forming a part of a Registration Statement has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Shares for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Shelf Registration Statement is effective as a result of which (A) such Shelf Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Shelf Prospectus forming a part of the registration statement as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any part thereof as promptly as possible;

                  (g) furnish to each Holder, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (h) cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the selling Holders may reasonably request at least two Business Days prior to any sale of Registrable Shares;

                  (i) subject to Section 2(d) hereof, upon the occurrence of any event contemplated by Section 2(d) or clause (v) of Section 3(e) hereof, use its reasonable efforts promptly to prepare and file an amendment or a supplement to the Shelf Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement, or file any other required document, in any such case to the extent necessary so that, such Shelf Prospectus and Shelf Registration Statement as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

                  (j) make available for inspection by the Holders and any counsel, accountants, underwriters, dealers or agents or other representatives retained by such Holders all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by such Holders, counsel, accountants or representatives in connection with such Shelf Registration Statement;

                  (k) a reasonable time prior to the filing of the Shelf Registration Statement or any amendment thereto, or any Shelf Prospectus forming a part of the registration statement or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein, unless requested) to the Holders;

                  (l) use its reasonable efforts to cause all Registrable Shares to be listed on any securities exchange on which similar securities issued by the Company are then listed; and

                  (m) use its reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to Section 2 hereof and this Section 3, each Holder covenants and agrees that upon receipt of any notice from the Company contemplated by Section 2(d) or Section 3(e) (in respect of the occurrence of an event contemplated by clause (v) of Section 3(e)), such Holder shall not offer or sell any Registrable Shares pursuant to the Shelf Registration Statement until such Holder receives copies of the supplemented or amended Shelf Prospectus contemplated by Section 3(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Shelf Prospectus as amended or supplemented at the time of receipt of such notice.

         SECTION 4. Right to Piggyback.

                  (a) Piggyback Registration. If the Company at any time proposes to register any of its Common Stock or other equity securities under the Securities Act for sale to the public, whether for its own account or for the account of other shareholders or both (except with respect to registration statements on Form S-4, Form S-8 or another form not available for registering the Registrable Shares for sale to the public) (a "Piggyback Registration"), the Company will promptly (but in any event within 5 Business Days following the determination by the Company to register additional shares of Common Stock) give written notice to all Holders of its intention to effect such registration and will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion within 5 Business Days after the giving of the Company's notice (a "Piggyback Registration Request"); provided, however, that the Company shall not be required to include Registrable Shares in the securities to be registered pursuant to a registration statement on any form which limits the amount of securities which may be registered by the issuer and/or selling security holders if, and to the extent that, such inclusion would make the use of such form unavailable, so long as no other shares are to be included in the securities to be registered pursuant to the registration statement for the account of any person other than the Company; provided, further, that the Company will only be obligated to register in the aggregate 53% of the Registrable Shares in a Piggyback Registration; provided, further, that the Company will not consummate an offering of equity securities of the Company if the Holders are not permitted to sell at least the Minimum Number of Shares in such offering. In the event that any Piggyback Registration shall be, in whole or in part, an underwritten public offering of Common Stock, any Piggyback Registration Request by a Holder shall include an agreement of such Holder that such Registrable Shares is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration. The Company shall determine, in its sole discretion, whether or not the proposed sale price of the shares of Common Stock offered pursuant to such registration is acceptable.

                  (b) Priority on Underwritten Offerings. If a Piggyback Registration is an underwritten registration on behalf of the Company or other shareholders of the Company, and the managing underwriter advises the Company that in their opinion the registration of the Registrable Shares is reasonably likely to adversely affect the distribution of the securities pursuant to such registration, the Company may limit the number of Registrable Shares included in such registration, and the shares registered shall be selected in the following order of priority: (i) first, securities the Company proposes to sell, (ii) second, Registrable Shares covered by Piggyback Registration Requests of the Holders, which shall be pro rata among the Holders thereof on the basis of the number of shares requested to be registered by each such Holder, and (iii) third, other securities requested to be included in such registration.

         SECTION 5. Holdback Agreements. If any registration in which any Holder is participating shall be in connection with an underwritten public offering, each such Holder agrees (and shall enter into an agreement which shall so state), if requested by the managing underwriter, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Shares (other than as part of such underwritten public offering) or any securities convertible into or exchangeable for such securities being registered during the 14 days prior to and during the 90 day period beginning on the effective date of any underwritten offering of securities by the Company; provided, however, that the provisions of this Section 5 shall be applicable to Holders only if each officer and director of the Company, and all other shareholders of the Company so requested by the managing underwriter, shall, prior to such effective date, have entered into written agreements with the Company and/or the managing underwriters imposing on such officer and director and other shareholders similar restrictions as those set forth in this
Section 5 with respect to the Holders (in no event shall Holders' lock up period be longer than the lock up period imposed on the Company and its officers and directors).

         SECTION 6. Registration Expenses. Except as otherwise provided herein, all expenses incident to the Company's performance of or compliance with its obligations under this Agreement will be paid by the Company, regardless of whether Registrable Shares are sold pursuant to any registration statement, including, without limitation, all registration, filing and listing fees, fees and expenses of compliance with securities or blue sky laws, printing, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, fees and disbursements of all independent certified public accountants of the Company (including, without limitation, in connection with any special audit or "cold comfort" letters), fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Holders of a majority of the Registrable Shares included in such registration) and fees and expenses associated with any NASD filing required to be made in connection with the registration statement, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD (collectively, the "Registration Expenses"). Registration Expenses shall not include the fees and disbursements of any other counsel for any Holder or any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the Registrable Shares sold by such Holders (collectively, the "Selling Expenses"). The Company will, in any event, pay its internal expenses, the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which securities of the same class are then listed or the qualification for trading of the securities to be registered in each inter-dealer quotation system in which securities of the same class are then traded. The Company will also, at its expense, assist the Holders in selling Registrable Shares covered by a Shelf Registration Statement by, among other things, accompanying the Holders to meetings with underwriters or institutional investors.

         SECTION 7. Indemnification.

                  (a) Indemnification by the Company. In the event of the registration of any Registrable Shares under the Securities Act pursuant to the provisions hereof, the Company will indemnify and hold harmless each and every seller of Registrable Shares, its directors, officers, employees and agents, each underwriter, broker or dealer and each other Person, if any, who controls such seller or underwriter, broker or dealer within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being hereinafter sometimes referred to as an "Indemnified Person" provided that for purposes of subsections (b), (c) and (d) of this Section 7 "Indemnified Person" also shall include the Company, its directors, officers, employees and agents, and each other Person, if any who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under which Registrable Shares were registered under the Securities Act or any Shelf Prospectus included therein (in each case, as amended or supplemented), or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in such registration statement or prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person stated to be specifically for use in preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person and shall survive the transfer of such Registrable Shares.

                  (b) Indemnification by Holders of Registrable Shares. In the event of the registration of any Registrable Shares under the Securities Act pursuant to the provisions hereof, each Holder on whose behalf such Registrable Shares shall have been registered will indemnify and hold harmless each and every Indemnified Person, against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any registration statement under which Registrable Shares were registered under the Securities Act or any prospectus or preliminary prospectus included therein (in each case, as amended or supplemented), or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated therein in reliance upon and in conformity with written information furnished to the Company by such Holder specifically stating that it is for use in preparation thereof, and will reimburse each such Indemnified Person for any legal and other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the liability of each Holder hereunder shall be limited to the proceeds received by such Holder from the sale of Registrable Shares covered by such registration statement.

                  (c) Procedure. Promptly after receipt by an Indemnified Person of notice of the commencement of any action (including any governmental investigation or inquiry), such Indemnified Person will, if such Indemnified Person intends to make a claim in respect thereof against the party agreeing to indemnify such Indemnified Person pursuant to subsections (a) or (b) of this
Section 7 (any such Person being hereinafter referred to as an "Indemnifying Person"), give written notice to such Indemnifying Person of the commencement thereof, but the omission so to notify the Indemnifying Person shall not relieve the Indemnifying Person from any of its obligations pursuant to the provisions of this Section 7 except under such subsection (a) or (b) to the extent that the Indemnifying Person is materially prejudiced by such failure to give notice. In case any such action is brought against any Indemnified Person and it notifies an Indemnifying Person of the commencement thereof, the Indemnifying Person shall be entitled to participate in, and to the extent that it may wish, jointly with any other Indemnifying Person similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person, and after notice from the Indemnifying Person to such Indemnified Person, the Indemnifying Person shall not, except as hereinafter provided, be responsible for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof. No Indemnifying Party, shall without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party. Such Indemnified Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Person unless
(i) the Indemnifying Person has agreed to pay such fees and expenses, (ii) the Indemnifying Person shall have failed to assume the defense of such action or proceeding or has failed to employ counsel reasonably satisfactory to such Indemnified Person in any such action or proceeding in a timely manner or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Person and the Indemnifying Person and such Indemnified Person shall have been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential material differing interests between them (in which case, if such Indemnified Person notifies the Indemnifying Person in writing that it elects to employ separate counsel at the expense of the Indemnifying Person, the Indemnifying Person shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person). The Indemnifying Person shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not unreasonably be withheld, delayed or conditioned, but if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, subject to no further appeal, the Indemnifying Person shall indemnify and hold harmless such Indemnified Persons from and against any loss or liability by reason of such settlement or judgment.

                  (d) Contribution. If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a) or (b) above in respect to any losses, claims, damages or liabilities (or action in respect thereof) referred to therein, then each Indemnifying Person shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Indemnified Person on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the Indemnified Person failed to give the notice required under subsection (c) above, then each Indemnifying Person shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holders on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total net proceeds from the offering (before deducting expenses) received by the Holders, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission of a material fact relates to information supplied by the Indemnifying Person or the Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with the investigation or defense of any action or claim. The Company and each Holder of Registrable Shares agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. Notwithstanding the provisions of this Section 7(d), no Holder of Registrable Shares shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares sold by it exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) Other Indemnifications. Indemnification or, if appropriate, contribution, similar to that specified in the preceding provisions of this Section 7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Shares with respect to any required registration or other qualification of such Registrable Shares under any federal or state law or regulation or governmental authority other than the Securities Act.

         SECTION 8. Withdrawals. Any Holder or Holders may at any time withdraw any request made pursuant to Section 4 hereof for inclusion of its Registrable Shares in a Piggyback Registration or Section 2 hereof for registration of its Registrable Shares.

         SECTION 9. Exchange Act Registration; Rule 144 Reporting. The Company covenants and agrees that until such time as the Holders no longer hold any Registrable Shares (or as otherwise specified below) it will:

                  (a) if required by law, maintain an effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Common Stock of the Company under Section 12(g) of the Exchange Act through the Termination Date;

                  (b) use its reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, even if the Company subsequently ceases to be subject to the reporting requirements of the Securities Act or the Exchange Act;

                  (c) use its reasonable best efforts to file with the SEC in a timely manner all reports and documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to any Holder promptly upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company and other information in the possession of or reasonably attainable by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such Registrable Shares without registration.

         The Company represents and warrants that any registration statement or any information, document or report filed with the SEC in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the Holders, their officers, directors, employees and agents, or any Person controlling (within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act) such Holder from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 7.

         SECTION 10. No Prior Registration Rights. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company. The Company agrees that it will not, during the period Holders own Registrable Shares, grant any rights which conflict with the rights granted to Holders under this Agreement.

         SECTION 11. Sale of Registrable Shares by Holders. The Holders shall not (i) engage in any hedging transactions with respect to the Registrable Shares or any other shares of Common Stock or conduct any short sales with respect to the Registrable Shares or other shares of Common Stock and (ii) sell more than 53% of the Registrable Shares distributed to the Holders pursuant to the Purchase Agreement in any manner prior to the first anniversary of the date hereof.

         SECTION 12. Termination. The rights of any Holder under Sections 2, 3 and 4 of this Agreement shall terminate as to any Registrable Shares when such Registrable Shares have been effectively registered under the Securities Act and sold pursuant to a registration statement covering such Registrable Shares. The expense provisions of Section 6 and the indemnification and contribution provisions of Section 7 shall survive any termination of this Agreement.

         SECTION 13. Notices. All notices, consents, approvals, agreements and other communications provided hereunder shall be in writing and delivered personally, by mail or by telecopy and shall be sufficiently given to the Holders and the Company if addressed or delivered to them at the following addresses:

         If to Company:             AHL Services, Inc.
                                    3353 Peachtree Road, NE
                                    Suite 1120
                                    Atlanta, Georgia 30326
                                    Attention: David L. Gamsey
                                    Telephone No.: (404) 267-2222
                                    Telecopier No.: (404) 267-2230

         with a copy to:            King & Spalding
                                    191 Peachtree Street
                                    Atlanta, Georgia 30303
                                    Attention: Russell B. Richards, Esq.
                                    Telephone No.: (404) 572-4695
                                    Telecopier No.: (404) 572-5145

         If to the Holders:         c/o Edwin C. Gage
                                    10000 Highway 55
                                    Minneapolis, Minnesota 55441
                                    Telephone No.: (612) 595-3900
                                    Telecopier No.: (612) 595-5924

         with a copy to:            Dorsey & Whitney LLP
                                    220 South Sixth Street
                                    Minneapolis, Minnesota 55402
                                    Attention: Michael J. McDonnell, Esq.
                                    Telephone No.: (612) 340-2808
                                    Telecopier No.: (612) 340-8827

or at such other address as any party or any other Holder may designate to any other party by written notice. All such notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered, (ii) when received, if deposited in the mail, postage prepaid and
(iii) when transmission is verified, if telecopied.

         SECTION 14. Successors. All covenants and agreements of this Agreement by or on behalf of any of the parties hereto shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, including, without limitation, any Holders from time to time of the Registrable Shares and heirs, personal representatives, successors and assigns by operation of law, merger or consolidation. So long as a Holder holds Registrable Shares, such Registrable Shares can be transferred to any other Person.

         SECTION 15. Governing Law. This Agreement shall be governed by laws of the State of Georgia and for all purposes shall be construed in accordance with the internal laws of said state.

         SECTION 16. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement.

         SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

         SECTION 18. Amendments; Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived and the Company may take any action herein prohibited, or fail to take any action herein required to be performed by it if, but only if, the Company has obtained the written consent of the Holders of a majority of the total number of shares of outstanding Registrable Shares at the time such amendment or waiver becomes effective and any such waiver or action so given or taken shall be binding on all Holders. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

         SECTION 19. Jurisdiction. Each of the parties hereto hereby agrees that, unless otherwise specified herein, any legal action or proceeding against such party with respect to this Agreement shall be resolved in accordance with Sections 15.7 and 15.12 of the Purchase Agreement.

         SECTION 20. Specific Performance. The Company recognizes that the rights of the Holders under this Agreement are unique and, accordingly, the Holders shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. This Agreement is not intended to limit or abridge any rights of the Holders which may exist apart from this Agreement.

         SECTION 21. Entire Agreement. The parties hereto agree that this Agreement, the Purchase Agreement and the documents contemplated by the Purchase Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between them as to such subject matter; and there are no restrictions, agreements, arrangements, oral or written, between any or all of the parties relating to the subject matter hereof which are not fully expressed or referred to herein or therein.

         SECTION 22. Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution, statute, rule or public policy, or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question, invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute, rule or public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                    AHL SERVICES, INC.


                                    By:  /s/ David L. Gamsey
                                        -------------------------------------
                                        Name:  David L. Gamsey
                                        Title: Vice President and Chief
                                                 Financial Officer


                                    GAGE MARKETING GROUP, LLC


                                    By:  /s/ Edwin C. Gage
                                        -------------------------------------
                                    Name:  Edwin C. Gage
                                    Title: Chief Executive Officer